United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of registrant as specified in charter)

40 West 57th Street, 28th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)

Jon M. Burnham
40 West 57th Street, 28th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 874-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders.

JUNE 30, 2015

SEMI-ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Long/Short Fund

Burnham Fund

For the six-month period ended June 30, 2015, Burnham Fund Class A shares rose 6.88%, outperforming both its category and the broad indexes. Over that same period the Morningstar Large Cap Growth Category rose 4.02%, the Standard & Poor’s 500 Index (“S&P 500’’, the Fund’s primary benchmark, is an unmanaged index) rose 1.23% and the Dow Jones Industrial Average was up 0.03% (all with dividends reinvested). The first half of the year was one of economic uncertainty. Following 2014’s playbook, the US experienced another cold and severe winter. First quarter GDP increased just 0.6%, and the second quarter advanced estimate was reported at 2.3% — considered ‘tepid’ given last year’s strong snap back. West Texas Intermediate (WTI) crude traded in the $50/bbI range after declining 50% in 2014, and resumed its decline in July. On the demand side, China is experiencing a slowdown, and on the production side, OPEC is producing at record levels, the potential Iran nuclear accord may increase supply, and the US, Russia and Brazil are also flooding the market. OPEC indicated in July that they will not cut production despite huge global oversupply and inventories at nearly record levels — meaning a potential bear market in crude. The Federal Reserve stayed put during the period, maintaining fed funds target range at 0.00% to 0.25%. The July meeting release stated raising rates would be appropriate ‘‘when (the committee) has seen some further improvement in the labor market and is reasonably confident that inflation will move back to its two percent objective over the medium term.’’ The Twelve month CPI (Consumer Price Index) rose 0.3% over 2014, well below the Fed’s 2% target rate, due mainly to the decline in energy prices. Though Chair Janet Yellen has said on several occasions that she expects interest rates will rise before the end of the year, many believe the first increase in 8 years will be at the September 2015 meeting, which would begin to move away from crisis to more normalized conditions. Lastly, the Greek political/debt/monetary crisis caused much volatility at the end the period, with the third bailout uncertain at best and pending ratification.

The Burnham Fund made changes to its sector weightings during the period. At end of the second quarter, the top industry allocations were Information Technology, Consumer Discretionary, Healthcare, Energy, and Financial Services. In financial services we are slightly underweighted, and in energy we reduced our holding so that they are a modest overweight, and geared as we have been for many years in domestic infrastructure, MLPs and pipeline firms. Our positions in technology, energy and healthcare specifically propelled our outperformance in the period. Our top performing positions were Apple Inc., Williams Companies Inc., which is being pursued by another Burnham Fund holding, Energy Transfer Equity LP, Amazon.com Inc., Regeneron Pharmaceuticals Inc., and Starbucks Corp. Positions that detracted from performance were Chipotle Mexican Grill Inc. American Express, Berkshire Hathaway Inc., DCP Midstream Partners LP and LinkedIn Corp. Since June 30, 2015 Chipotle — a longstanding core growth position for the fund, has rebounded and reached new highs, American Express was sold with a substantial long term capital gain, and DCP was sold. The Fund has material unrealized gains in its other positions as of June 30, 2015.

As of this writing Standard & Poor’s reports that 71% of companies beat consensus earnings estimates. Results indicate that earnings are coming in or exceeding expectations from margin improvement but less so from revenue growth. In addition, companies have been buying back stock and therefore the earnings comparisons are spread over fewer shares. The price/earnings ratio on the S&P 500 Index is 20x trailing earnings, and 17x 2016 estimates — not ‘undervalued’ but in the area we would consider fair valuation. Its dividend yield was 2.1% at period end.

As we stated in our 2014 annual report, we believe the US is emerging from the recovery phase of this initially crisis-driven, politically-charged cycle. Domestic economic policy has been calm and productive over the last year, and now investors are looking toward the 2016 election. We expect the Fed will raise rates within the next six months. Factors that may delay an eventual increase could be another round of strength in the dollar (which is a damper on inflation and can be disruptive to other nations), unexpected economic weakness, or deflation (unlikely from here, in our view). Controlled, rationally rising interest rates and a more normal economic environment benefits pricing of goods and services, and the operations of financial institutions — specifically banks. As the markets absorb ‘new normal’ conditions, we believe that investors who have been on the sidelines in cash equivalents or short-term bonds will view the equity markets favorably by focusing on earnings growth, strong corporate balance sheets and management teams that have shown their ability to assess global and company centric risks going forward. We continue to be selective, emphasizing the equities of companies doing business predominantly in the US that we believe will generate above average growth at reasonable valuations.

Jon Burnham

Portfolio Manager

2	BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Information Technology	27.59%
Consumer Discretionary	18.60%
Health Care	17.27%
Energy	11.39%
Financial Services	10.78%
Consumer Staples	8.37%
Industrials	2.04%
Telecommunications Services	1.75%
97.79%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Apple, Inc.	16.00%
Chipotle Mexican Grill, Inc., Class A.	6.81%
The Williams Companies, Inc.	5.17%
Regeneron Pharmaceuticals, Inc.	4.54%
Home Depot, Inc.	3.34%
Amazon.com, Inc.	3.26%
Berkshire Hathaway, Inc. Class B	3.06%
Costco Wholesale Corp.	3.04%
The Hain Celestial Group, Inc.	2.97%
UnitedHealth Group, Inc.	2.75%
50.94%

TOTAL RETURN† (For the period ended June 30, 2015)
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales	sales	S&P
Annual	charge	charge	500
Returns	or CDSC	or CDSC	Index

Class A
One year	9.88%	4.40%	7.42%
Three years	13.88%	11.95%	17.31%
Five years	16.33%	15.14%	17.34%
Ten years	8.49%	7.93%	7.89%

Class C
One year	9.06%	8.06%	7.42%
Three years	13.03%	13.03%	17.31%
Five years	15.46%	15.46%	17.34%
Ten years	7.70%	7.70%	7.89%

	with no	with max.
	sales	sales	S&P
Cumulative	charge	charge	500
Total Returns	or CDSC	or CDSC	Index

Class A
One year	9.88%	4.40%	7.42%
Three years	47.69%	40.31%	61.43%
Five years	113.00%	102.38%	122.47%
Ten years	125.88%	114.55%	113.77%

Class C
One year	9.06%	8.06%	7.42%
Three years	44.41%	44.41%	61.43%
Five years	105.22%	105.22%	122.47%
Ten years	109.91%	109.91%	113.77%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND	3

Burnham Financial Services Fund

For the six-month period ended June 30, 2015, the Burnham Financial Services Fund Class A Shares returned 7.46%, underperforming its benchmark, the NASDAQ Bank Index, which returned 7.73% over the same period. Our largest gains came from long positions in ConnectOne Bancorp (CNOB), Cowen Group (COWN), and Opus Bank (OPB) while our largest detractors included Performant Financial Corp (PFMT) and Silvercrest Asset Management (SAMG).

Although market volatility was reasonably high entering the new year, volatility levels moderated throughout the first quarter and remained fairly low through late-June when it began looking like Greece would default on its debt. Oil prices, despite an initial sell-off at the beginning of the year, seemed to find a bottom near $45 and progressed to strengthen throughout the second quarter back to the $60 level, easing the perception of credit problems in oil-related sectors. Rate expectations didn’t change too dramatically throughout the period, and our expectation is for the first rate hike to come during the 2nd half of 2015. The yield curve steepened slightly on the longer end of the curve and the 30 year yield widened out about 1/2%.

We continue to be enthusiastic about the mergers and acquisitions environment for financial services companies, and particularly within the bank space given the significant fragmentation of the industry and the sizable cost savings that can be affected as a result of a merger. There were many noteworthy events in the first half of the year that have an impact on our portfolio, both directly and indirectly. We had three banks in our portfolio that were acquired or were a part of a merger of equals. First Security Group (FSGI) entered into a merger of equals with Atlantic Capital, a privately-held commercial bank based in Atlanta. Palmetto Bancshares (PLMT) was acquired by United Community Banks. The deal value was 2x the utilized core capital and 22x forward earnings estimates. Finally, PacWest Bancorp acquired Square 1 Financial, which had a focus on banking venture capital companies and their portfolio companies. PacWest paid 2.6x tangible book value and 19x 2016 estimated earnings. In addition to our portfolio companies that were acquired, one other notable deal that we want to highlight is the acquisition of City National (CYN) by Royal Bank of Canada (RBC). RBC paid 22x 2015 estimated earnings and 2.5x tangible book value. This is important because it marks RBC’s return to US commercial banking after selling their southeast-based bank to PNC Bank in 2011. We would expect that RBC will be in the hunt to build on their new US footprint and this may mark the beginning of a wave of acquisitions of US banks by foreign banking institutions.

For some additional perspective, deal volume remained at extremely high levels with 67 banks and thrift deals being announced in the first quarter and 74 in the second quarter compared to 60 and 83 last year. Acquisition multiples continue to remain healthy averaging around 138% of tangible book value and around 25x earnings. Since the beginning of 2012 we have not had a quarter with fewer than 50 bank or thrift transactions. That is a fast pace with no signs of slowing down in the near future.

In March, the results of the Dodd-Frank Act Stress Test (DFAST) were announced and all 31 banks that participated passed despite some mixed results relative to expectations. Shortly after the DFAST announcements came the release of results of the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR) were released. These results again were generally positive, with 28 banks receiving a non-objection to their capital plan. Of the remaining three banks, Bank of America received a conditional non-objection and Deutsche Bank and Santander both received objections.

We continue to focus on the rate sensitivity of banks as well as the credit performance and underwriting. We are anxiously awaiting a rise in short term rates which we believe will lead to significant differentiation across institutions as we believe that many of the banks that claim to be very positively positioned for rising rates in fact may not be. We also believe there are many institutions that are in a very good position and will see significant increases in earnings relative to expectations as a result of a rate increase. Some of this differentiation will also be very dependent upon the shape of the yield curve and whether it flattens out or steepens. Additionally, we feel strongly that credit is not created equal across all of the banks. We spend a lot of time evaluating the current assets and the underwriting process to determine the good and the bad to lead us in the direction of the winners and losers in the foreseeable future.

We remain excited about the opportunities in front of us and we believe that there is significant opportunity to make money investing in companies that are undervalued, misunderstood and where we have the ability to far exceed our expected rates of return through acquisition.

Anton Schutz

Portfolio Manager

4	BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Banks — Regional	77.21%
Thrifts & Mortgage Finance	9.84%
Real Estate Investment Trust	3.66%
Trading Companies & Distributors	2.90%
Investment Banking & Brokerage	1.77%
Asset Management & Custody Banks	1.29%
Other Diversified Financial Services	0.90%
Unregistered Investment Company	0.29%
97.86%

% of net
Top 10 Common Stock Holdings	assets
Yadkin Financial Corp.	8.51%
ConnectOne Bancorp, Inc.	7.65%
BNC Bancorp	5.01%
HomeTrust Bancshares, Inc.	4.60%
Triumph Bancorp, Inc.	4.35%
Banc of California, Inc.	3.86%
Palmetto Bancshares, Inc.	3.32%
C1 Financial, Inc.	3.26%
AerCap Holdings NV	2.89%
Ameris Bancorp	2.84%
46.29%

TOTAL RETURN† (For the period ended June 30, 2015)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	Nasdaq
Average	charge	charge	Bank
Annual Returns	or CDSC	or CDSC	Index

Class A
One year	14.30%	8.58%	10.64%
Three years	20.17%	18.14%	17.31%
Five years	13.11%	11.95%	11.39%
Ten years	6.87%	6.32%	(0.54)%

Class C
One year	13.43%	12.43%	10.64%
Three years	19.24%	19.24%	17.31%
Five years	12.25%	12.25%	11.39%
Ten years	6.10%	6.10%	(0.54)%

	with no	with max.
	Sales	sales	Nasdaq
Cumulative	Charge	charge	Bank
Total Returns	or CDSC	or CDSC	Index

Class A
One year	14.30%	8.58%	10.64%
Three years	73.55%	64.90%	72.16%
Five years	85.13%	75.87%	90.79%
Ten years	94.33%	84.61%	20.11%

Class C
One year	13.43%	12.43%	10.64%
Three years	69.55%	69.55%	72.16%
Five years	78.24%	78.24%	90.79%
Ten years	80.70%	80.70%	20.11%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL SERVICES FUND	5

Burnham Financial Long/Short Fund

For the six-month period ended June 30, 2015, the Burnham Financial Long/Short Fund Class A Shares returned 7.57%, outperforming its benchmark, the KBW Bank Index, which returned 3.95% over the same period. During this period we generated a positive return on our long and short positions and in both our equity and options positions. Our largest gains came from long positions in ConnectOne Bancorp (CNOB), Cowen Group (COWN), South State Corp (SSB) and Yadkin Financial (YDKN). Our largest loss came from mortgage servicing company, Nationstar (NSM).

Although market volatility was reasonably high entering the new year, volatility levels moderated throughout the first quarter and remained fairly low through late-June when it began looking like Greece would default on its debt. Oil prices, despite an initial sell-off at the beginning of the year, seemed to find a bottom near $45 and progressed to strengthen throughout the second quarter back to the $60 level, easing the perception of credit problems in oil-related sectors. Rate expectations didn’t change too dramatically throughout the period and our expectation is for the first rate hike to come during the 2nd half of 2015. The yield curve steepened slightly on the longer end of the curve and the 30 year yield widened out about 1/2%.

We continue to be enthusiastic about the mergers and acquisitions environment for financial services companies, and particularly within the bank space given the significant fragmentation of the industry and the sizable cost savings that can be affected as a result of a merger. There were many noteworthy events in the first half of the year that have an impact on our portfolio, both directly and indirectly. We had two banks in our portfolio that were acquired. Palmetto Bancshares (PLMT) was acquired by United Community Banks. The deal value was 2x the utilized core capital and 22x forward earnings estimates and PacWest Bancorp acquired Square 1 Financial, which had a focus on banking venture capital companies and their portfolio companies. PacWest paid 2.6x tangible book value and 19x 2016 estimated earnings. In addition to our portfolio companies that were acquired, one other notable deal that we want to highlight is the acquisition of City National (CYN) by Royal Bank of Canada (RBC). RBC paid 22x 2015 estimated earnings and 2.5x tangible book value. This is important because it marks RBC’s return to US commercial banking after selling their southeast-based bank to PNC Bank in 2011. We would expect that RBC will be in the hunt to build on their new US footprint and this may mark the beginning of a wave of acquisitions of US banks by foreign banking institutions.

In March, the results of the Dodd-Frank Act Stress Test (DFAST) were announced and all 31 banks that participated passed despite some mixed results relative to expectations. Shortly after the DFAST announcements came, the release of results of the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR) were released. These results again were generally positive, with 28 banks receiving a non-objection to their capital plan. Of the remaining three banks, Bank of America received a conditional non-objection and Deutsche Bank and Santander both received objections.

We continue to focus on the rate sensitivity of banks as well as the credit performance and underwriting. We are anxiously awaiting a rise in short term rates which we believe will lead to significant differentiation across institutions as we believe that many of the banks that claim to be very positively positioned for rising rates in fact may not be. We also believe there are many institutions that are in a very good position and will see significant increases in earnings relative to expectations as a result of a rate increase. Some of this differentiation will also be very dependent upon the shape of the yield curve and whether it flattens out or steepens. Additionally, we feel strongly that credit is not created equal across all of the banks. We spend a lot of time evaluating the current assets and the underwriting process to determine the good and the bad to lead us in the direction of the winners and losers in the foreseeable future.

We remain excited about the opportunities in front of us on both the long and short side.

Anton Schutz

Portfolio Manager

6	BURNHAM FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	95.99%
Short Positions	(22.16)%
Cash and Other Assets, Less Liabilities	26.17%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	70.55%	-9.40%	61.15%
Thrifts & Mortgage Finance	7.63%	-0.60%	7.03%
Real Estate Investment Trust	4.38%	0.00%	4.38%
Other Diversified Financial Services	3.37%	-0.05%	3.32%
Life & Health Insurance	2.42%	-0.02%	2.40%
Trading Companies & Distributors	1.98%	-0.13%	1.85%
Investment Banking & Brokerage	3.19%	-2.21%	0.98%
Diversified Banks	0.14%	0.00%	0.14%
Asset Management & Custody Banks	2.13%	-2.32%	-0.19%
Property & Casualty Insurance	0.00%	-0.20%	-0.20%
	95.79%	-14.93%	80.86%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Yadkin Financial Corp.	7.56%
ConnectOne Bancorp, Inc.	6.41%
South State Corp.	4.92%
C1 Financial, Inc.	4.62%
Investors Bancorp, Inc.	4.25%
HomeTrust Bancshares, Inc.	3.88%
Triumph Bancorp, Inc.	3.67%
Bank of America Corp.	3.26%
Cowen Group, Inc., Class A	3.12%
Synovus Financial Corp.	2.66%
44.35%

TOTAL RETURN† (For the period ended June 30, 2015)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500
Annual Returns	or CDSC	or CDSC	Index	Index

Class A
One year	15.50%	9.75%	8.25%	7.42%
Three years	20.34%	18.30%	19.01%	17.31%
Five years	10.97%	9.83%	10.85%	17.34%
Ten years	9.16%	8.60%	(2.46)%	7.89%

Class C
One year	14.61%	13.61%	8.25%	7.42%
Three years	19.48%	19.48%	19.01%	17.31%
Five years	10.19%	10.19%	10.85%	17.34%
Ten years	8.39%	8.39%	(2.46)%	7.89%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500
Total Returns	or CDSC	or CDSC	Index	Index

Class A
One year	15.50%	9.75%	8.25%	7.42%
Three years	74.27%	65.55%	78.95%	61.43%
Five years	68.31%	59.84%	83.61%	122.47%
Ten years	140.17%	128.23%	0.26%	113.77%

Class C
One year	14.61%	13.61%	8.25%	7.42%
Three years	70.56%	70.56%	78.95%	61.43%
Five years	62.44%	62.44%	83.61%	122.47%
Ten years	123.79%	123.79%	0.26%	113.77%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL LONG/SHORT FUND	7

Burnham Fund

Portfolio Holdings As of June 30, 2015 (Unaudited)

	Number of
	Shares	Value
Common Stocks 97.85%
(percentage of net assets)
CONSUMER DISCRETIONARY 18.60%
Apparel, Accessories & Luxury 1.88%
• Under Armour, Inc., Class A	30,000	$2,503,200

Cable & Satellite 0.90%
Comcast Corp., Class A	20,000	1,202,800

Home Improvement Retail 3.34%
Home Depot, Inc.	40,000	4,445,200

Internet Retail 3.26%
• Amazon.com, Inc.	10,000	4,340,900

Restaurants 9.22%
• Chipotle Mexican Grill, Inc., Class A	15,000	9,074,850
Starbucks Corp.	60,000	3,216,900
		12,291,750
Total Consumer Discretionary (Cost: $10,178,210)		24,783,850

CONSUMER STAPLES 8.37%
Drug Retail 2.36%
CVS Health Corp.	30,000	3,146,400

Hypermarkets & Super Centers 3.04%
Costco Wholesale Corp.	30,000	4,051,800

Packaged Food & Meats 2.97%
• The Hain Celestial Group, Inc.	60,000	3,951,600
Total Consumer Staples (Cost: $5,230,959)		11,149,800

ENERGY 11.39%
Oil & Gas — Refining & Marketing 1.72%
Calumet Specialty Products Partners LP	90,000	2,291,400

Oil & Gas — Storage & Transportation 9.67%
Energy Transfer Equity LP	55,000	3,529,350
Energy Transfer Partners LP	15,000	783,000
MarkWest Energy Partners LP	30,000	1,691,400
The Williams Companies, Inc.	120,000	6,886,800
		12,890,550
Total Energy (Cost: $6,179,956)		15,181,950

FINANCIAL SERVICES 10.78%

Diversified Banks 4.15%
JPMorgan Chase & Co.	40,000	2,710,400
Wells Fargo & Co.	50,000	2,812,000
		5,522,400
Life & Health Insurance 0.84%
MetLife, Inc.	20,000	1,119,800

Multi-Sector Holdings 3.06%
• Berkshire Hathaway, Inc., Class B	30,000	4,083,300

Property & Casualty Insurance 2.73%
Everest Re Group, Ltd.	20,000	3,640,200
Total Financial Services (Cost: $10,025,181)		14,365,700

HEALTH CARE 17.33%
Biotechnology 7.69%
Amgen, Inc.	10,000	1,535,200
Gilead Sciences, Inc.	17,000	1,990,360
• Regeneron Pharmaceuticals, Inc.[a]	12,000	6,121,560
• Spark Therapeutics, Inc.	10,000	602,700
		10,249,820
Health Care Equipment 1.63%
• Edwards Lifesciences Corp.	10,000	1,424,300
Medtronic PLC	10,000	741,000
		2,165,300
Health Care Services 2.67%
• Express Scripts Holding Co.	40,000	3,557,600

Life Sciences Tools & Services 1.64%
• Illumina, Inc.	10,000	2,183,600

Managed Health Care 3.70%
Aetna, Inc.	10,000	1,274,600
UnitedHealth Group, Inc.	30,000	3,660,000
		4,934,600
Total Health Care (Cost: $14,128,678)		23,090,920

INDUSTRIALS 2.04%

Aerospace & Defense 1.04%
The Boeing Co.	10,000	1,387,200

Industrial Conglomerates 1.00%
General Electric Co.	50,000	1,328,500
Total Industrials (Cost: $1,817,938)		2,715,700

INFORMATION TECHNOLOGY 27.59%

Communications Equipment 1.97%
• Palo Alto Networks, Inc.	15,000	2,620,500

Data Processing & Outsourced Services 2.02%
Visa, Inc., Class A	40,000	2,686,000

Internet Software & Services 7.60%
• Facebook, Inc., Class A	20,000	1,715,300
• Google, Inc., Class A	5,000	2,700,200
• Google, Inc., Class C	5,013	2,609,316
• LinkedIn Corp., Class A	15,000	3,099,450
		10,124,266
Technology Hardware, Storage & Peripherals 16.00%
Apple, Inc.	170,000	21,322,250
Total Information Technology (Cost: $12,480,753)		36,753,016

TELECOMMUNICATIONS SERVICES 1.75%

Integrated Telecommunications Services 1.75%
Verizon Communications, Inc.	50,000	2,330,500
Total Telecommunications Services
(Cost: $1,505,270)		2,330,500
Total Common Stocks (Cost: $61,546,945)		130,371,436

Short-Term Instruments 2.52%
(percentage of net assets)

Money Market Fund 2.52%
Fidelity Treasury Portfolio, Class I, 0.010	3,354,231	3,354,231
Total Money Market Fund (Cost: $3,354,231)		3,354,231
Total Short-Term Instruments (Cost: $3,354,231)		3,354,231

Total Investments 100.37%
(Cost: $64,901,176)		$133,725,667

Call option written (0.06)%
(Premiums received: $83,938)		(73,880)

Liabilities, less cash and other assets (0.31)%		(420,552)

Net Assets 100.00%		$133,231,235

8	BURNHAM FUND	See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of June 30, 2015 (Unaudited)

	Number of
	Contracs	Value
Call Option Written (0.06)%
(percentage of net assets)

HEALTH CARE (0.06)%

Biotechnology (0.06)%
Regeneron Pharmaceuticals, Inc.,
Calls @ 540 due Jan 2016	(20)	$(73,880)
Total Health Care
(Premiums received: $83,938)		(73,880)
Total Call Option Written
(Premiums received: $83,938)		(73,880)

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2015, based on securities owned was $62,679,340.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2015 was $71,126,628 and $(80,301), respectively, and net unrealized appreciation was $71,046,327.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

See Notes to Financial Statements	BURNHAM FUND	9

Burnham Financial Services Fund

Portfolio Holdings As of June 30, 2015 (Unaudited)

	Number of
	Shares	Value
Common Stocks 97.86%
(percentage of net assets)
BANKS 77.21%
Banks — Regional 77.21%
Ameris Bancorp	110,715	$2,799,982
Banc of California, Inc.	276,114	3,796,567
BNC Bancorp	255,009	4,929,324
• C1 Financial, Inc.	165,536	3,208,088
CoBiz Financial, Inc.	75,000	980,250
ConnectOne Bancorp, Inc.	350,000	7,535,500
Evans Bancorp, Inc.	27,959	678,006
Fidelity Southern Corp.	91,704	1,599,318
Financial Institutions, Inc.	27,662	687,124
First Bancorp	34,760	579,797
First Community Corp.	155,880	1,895,501
• First Security Group, Inc.	1,141,281	2,796,138
• Franklin Financial Network, Inc.	84,110	1,929,483
Guaranty Bancorp	50,000	825,500
• Hampton Roads Bankshares, Inc.	1,032,277	2,147,136
Heritage Commerce Corp.	27,453	263,823
Heritage Oaks Bancorp	60,280	474,404
• HomeTrust Bancshares, Inc.	270,000	4,525,200
Investors Bancorp, Inc.	100,000	1,230,000
• Jacksonville Bancorp, Inc.	98,594	1,286,652
NBT Bancorp, Inc.	27,223	712,426
NewBridge Bancorp	225,508	2,013,786
Opus Bank	50,000	1,809,000
Palmetto Bancshares, Inc.	165,299	3,267,961
Park Sterling Corp.	350,000	2,520,000
• Seacoast Banking Corporation of Florida	175,000	2,765,000
• Select Bancorp, Inc.	48,776	346,310
• Shore Bancshares, Inc.	150,801	1,422,053
• Southern First Bancshares, Inc.	40,332	721,943
Southern National Bancorp of Virginia, Inc.	105,420	1,168,054
State Bank Financial Corp.	31,274	678,646
• Sun Bancorp, Inc.	32,338	622,507
TowneBank	70,000	1,140,300
• Triumph Bancorp, Inc.	325,714	4,283,139
• Yadkin Financial Corp.	400,000	8,380,000
		76,018,918
Total Banks (Cost: $55,406,793)		76,018,918
DIVERSIFIED FINANCIALS 7.91%
Asset Management & Custody Banks 1.29%
Silvercrest Asset Management Group, Inc., Class A	90,379	1,270,728
Investment Banking & Brokerage 1.77%
• Cowen Group, Inc., Class A	271,640	1,738,496
Other Diversified Financial Services 0.90%
• Performant Financial Corp.	272,570	883,127
Real Estate Investment Trust 3.66%
• Community Healthcare Trust, Inc.,	42,720	822,360
New Residential Investment Corp.	182,370	2,779,319
		3,601,679
Unregistered Investment Company 0.29%
Peregrine Holdings LLC[a]	275,000	288,427
Total Diversified Financials (Cost: $7,587,208)		7,782,457

INDUSTRIALS 2.90%
Trading Companies & Distributors 2.90%
• AerCap Holdings NV	62,230	2,849,512

Total Industrials (Cost: $3,024,522)		2,849,512

THRIFTS & MORTGAGE FINANCE 9.84%

Thrifts & Mortgage Finance 9.84%
• Anchor BanCorp Wisconsin, Inc.	45,000	1,709,100
• ASB Bancorp, Inc.	105,823	2,292,126
• Atlantic Coast Financial Corp.	538,908	2,398,141
Fox Chase Bancorp, Inc.	25,083	424,404
Heritage Financial Group, Inc.	28,170	850,171
Ladder Capital Corp.	50,000	867,500
United Financial Bancorp, Inc.	85,500	1,149,975
		9,691,417
Total Thrifts & Mortgage Finance (Cost: $8,178,315)		9,691,417
Total Common Stocks (Cost: $74,196,838)		96,342,304

Warrants 2.27%
(percentage of net assets)
BANKS 2.27%
Banks — Regional 2.27%
• M&T Bank Corp., Expires 12/23/18	40,000	2,240,000
Total Banks (Cost: $1,281,600)		2,240,000
Total Warrants (Cost: $1,281,600)		2,240,000

Short-Term Instruments 0.59%
(percentage of net assets)

Money Market Fund 0.59%
Fidelity Treasury Portfolio, Class I,0.010%	583,749	583,749
Total Money Market Fund (Cost: $583,749)		583,749
Total Short-Term Instruments (Cost: $583,749)		583,749

Total Investments 100.72% (Cost: $76,062,187)		$99,166,053

Liabilities, less cash and other assets (0.72)%		(712,433)

Net Assets 100.00%		$98,453,620

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2015, based on securities owned was $76,758,780.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2015 was $24,260,527 and $(1,853,254), respectively, and net unrealized appreciation was $22,407,273.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.

[a]	Indicates a fair valued security. Total market value for fair valued securities is $288,427, representing 0.29% of net assets.

10	BURNHAM FINANCIAL SERVICES FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings As of June 30, 2015 (Unaudited)

	Number of
	Shares	Value
Common Stocks 93.51%
(percentage of net assets)
BANKS 68.55%
Banks — Regional 68.55%
Ameris Bancorp[a]	110,715	$2,799,982
Banc of California, Inc.	84,800	1,166,000
BNC Bancorp	50,000	966,500
Boston Private Financial Holdings, Inc.	100,000	1,341,000
• C1 Financial, Inc.[a]	276,114	5,351,089
ConnectOne Bancorp, Inc.[a]	344,443	7,415,858
Fidelity Southern Corp.	100,000	1,744,000
Fifth Third Bancorp	100,000	2,082,000
Financial Institutions, Inc.	27,662	687,124
• First Security Group, Inc.	1,217,471	2,982,804
• Franklin Financial Network, Inc.	119,790	2,747,983
Heritage Commerce Corp.	27,454	263,833
Heritage Oaks Bancorp	170,846	1,344,558
Home BancShares, Inc.[a]	60,000	2,193,600
• HomeTrust Bancshares, Inc.[a]	268,029	4,492,166
Investors Bancorp, Inc.[a]	400,000	4,920,000
• Jacksonville Bancorp, Inc.	38,742	505,583
NBT Bancorp, Inc.[a]	54,447	1,424,878
NewBridge Bancorp, Class A	213,673	1,908,100
Opus Bank	50,000	1,809,000
Palmetto Bancshares, Inc.	121,981	2,411,564
Park Sterling Corp.	211,620	1,523,664
Regions Financial Corp.[a]	100,000	1,036,000
• Seacoast Banking Corporation of Florida	175,000	2,765,000
South State Corp.[a]	75,000	5,699,250
State Bank Financial Corp.	56,274	1,221,146
• Sun Bancorp, Inc.	24,240	466,620
Synovus Financial Corp.[a]	100,000	3,082,000
• Triumph Bancorp, Inc.	323,333	4,251,829
• Yadkin Financial Corp.[a]	417,478	8,746,164
		79,349,295
Total Banks (Cost: $61,703,279)		79,349,295

DIVERSIFIED FINANCIALS 12.93%
Asset Management & Custody Banks 2.11%
Hercules Technology Growth Capital, Inc.	50,000	577,500
Silvercrest Asset Management Group, Inc., Class A	132,832	1,867,618
		2,445,118
Investment Banking & Brokerage 3.12%
• Cowen Group, Inc., Class A	564,230	3,611,072
Other Diversified Financial Services 3.32%
Bank of America Corp.[a,b]	225,600	3,839,712
Real Estate Investment Trust 4.38%
Colony Financial, Inc.	50,000	1,132,500
• Community Healthcare Trust, Inc.,	60,000	1,155,000
New Residential Investment Corp.	182,370	2,779,319
		5,066,819
Total Diversified Financials (Cost: $12,345,546)		14,962,721

FINANCIAL SERVICES 2.42%
Life & Health Insurance 2.42%
MetLife, Inc.	50,000	2,799,500
Total Financial Services (Cost: $2,892,560)		2,799,500

INDUSTRIALS 1.98%
Trading Companies & Distributors 1.98%
• AerCap Holdings NVb	50,000	2,289,500
Total Industrials (Cost: $2,412,665)		2,289,500

THRIFTS & MORTGAGE FINANCE 7.63%
Thrifts & Mortgage Finance 7.63%
Astoria Financial Corp.	50,000	689,500
Heritage Financial Group, Inc.	67,570	2,039,263
Ladder Capital Corp., Class A	113,498	1,969,190
• Nationstar Mortgage Holdings, Inc.[b]	112,500	1,890,000
TFS Financial Corp.	65,050	1,094,141
United Financial Bancorp, Inc.	85,500	1,149,975
		8,832,069
Total Thrifts & Mortgage Finance (Cost: $8,781,927)		8,832,069
Total Common Stocks (Cost: $88,135,977)		108,233,085

Warrants 1.94%
(percentage of net assets)
BANKS 1.94%

Banks — Regional 1.94%
• M&T Bank Corp., Expires 12/23/18	40,000	2,240,000
Total Banks (Cost: $1,281,600)		2,240,000
Total Warrants (Cost: $1,281,600)		2,240,000

	Number of
	Contracts
Put Option Long 0.54%
(percentage of net assets)

BANKS 0.20%
Banks — Regional 0.06%
BB&T Corp., Puts
@ 40 due Jul 2015	500	30,000
@ 39 due Jul 2015	500	11,000
Zion Bancorporation, Puts
@ 31 due Jul 2015	750	26,250
		67,250
Diversified Banks 0.14%
Comerica, Inc., Puts
@ 50 due Jul 2015	500	30,500
@ 49 due Jul 2015	500	22,500
U.S. Bancorp, Puts
@ 43.5 due Jul 2015	500	40,500
@ 44 due Jul 2015	500	43,000
Wells Fargo & Co., Puts
@ 55.5 due Jul 2015	500	29,000
		165,500
Total Banks (Cost: $227,400)		232,750

DIVERSIFIED FINANCIALS 0.19%
Asset Management & Custody Banks 0.02%
State Street Corp., Puts
@ 72.5 due Jul 2015	250	5,000
@ 75 due Jul 2015	250	16,250
		21,250

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	11

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2015 (Unaudited)

	Number of
	Contracts	Value
Consumer Finance 0.05%
American Express Co., Puts
@ 77.5 due Jul 2015	250	$27,250
Capital One Financial Corp., Puts
@ 85 due Jul 2015	250	10,500
Charles Schwab Corp., Puts
@ 32 due Jul 2015	500	22,000
		59,750
Investment Banking & Brokerage 0.07%
Bank of NY Mellon Co., Puts
@ 41.5 due Jul 2015	500	24,000
Morgan Stanley, Puts
@ 37.5 due Jul 2015	500	15,500
@ 39 due Jul 2015	500	38,000
		77,500
Other Diversified Financial Services 0.05%
JP Morgan Chase & Co., Puts
@ 67.5 due Jul 2015	500	64,000
Total Diversified Financials (Cost: $219,533)		222,500

EXCHANGE TRADED FUNDS 0.15%
Exchange Traded Funds 0.15%
Financial Select Sector SPDR, Puts
@ 24 due Jul 2015	500	12,000
@ 25 due Jul 2015	1,000	71,000
SPDR S&P Regional Banking, Puts
@ 44 due Jul 2015	500	38,000
@ 43 due Jul 2015	1,000	50,000
		171,000
Total Exchange Traded Funds (Cost: $106,380)		171,000
Total Put Option Long (Cost: $553,313)		626,250

Short-Term Instruments 2.47%
(percentage of net assets)

Money Market Fund 2.47%
Fidelity Treasury Portfolio, Class I, 0.010%	2,860,087	2,860,087
Total Money Market Fund (Cost: $2,860,087)		2,860,087
Total Short-Term Instrument (Cost: $2,860,087)		2,860,087
Total Investments 98.46%
(Cost: $92,830,977)		$113,959,422

Short Sales (21.76)%
(Proceeds: $23,099,903)		(25,185,031)

Call option written (0.05)%
(Premiums received: $78,960)		(62,000)

Put option written (0.35)%
(Premiums received: $304,099)		(400,550)
Cash and other assets, less liabilities 23.70%		27,433,989
Net Assets 100.00%		$115,745,830

	Number of
	Shares
Short Sales (21.76)%
(percentage of net assets)
BANKS (9.40)%
Banks — Regional (9.40)%
Associated Banc-Corp	(50,000)	(1,013,500)
City Holding Co.	(17,470)	(860,398)
Community Bank System, Inc.	(50,000)	(1,888,500)
Cullen/Frost Bankers, Inc.	(22,500)	(1,768,050)
FNB Corp.	(50,000)	(716,000)
People’s United Financial, Inc.	(50,000)	(810,500)
• Signature Bank	(8,500)	(1,244,315)
Umpqua Holdings Corp.	(125,000)	(2,248,750)
WesBanco, Inc.	(9,630)	(327,612)
		(10,877,625)
Total Banks (Proceeds: $9,760,033)		(10,877,625)

DIVERSIFIED FINANCIALS (9.68)%
Asset Management & Custody Banks (2.32)%
Bank of NY Mellon Corp.[b]	(50,000)	(2,098,500)
Eaton Vance Corp.	(15,000)	(586,950)
		(2,685,450)
Consumer Finance (2.91)%
Capital One Financial Corp.	(22,500)	(1,979,325)
Navient Corp.	(31,170)	(567,606)
• Synchrony Financial	(25,000)	(823,250)
		(3,370,181)
Investment Banking & Brokerage (2.21)%
Charles Schwab Corp.	(50,000)	(1,632,500)
TD Ameritrade Holding Corp.	(25,000)	(920,500)
		(2,553,000)
Multi-line Insurance (1.25)%
The Travelers Cos., Inc.	(15,000)	(1,449,900)
Specialized Finance (0.99)%
Moody’s Corp.	(10,600)	(1,144,376)
Total Diversified Financials
(Proceeds: $10,358,243)		(11,202,907)

EXCHANGE TRADED FUNDS (1.05)%
Exchange Traded Funds (1.05)%
Financial Select Sector SPDR	(50,000)	(1,219,000)
Total Exchange Traded Funds
(Proceeds: $1,215,957)		(1,219,000)

INFORMATION TECHNOLOGY (1.03)%
Internet Software & Services (1.03)%
Jack Henry & Associates, Inc.	(18,360)	(1,187,892)
Total Information Technology
(Proceeds: $1,046,532)		(1,187,892)

THRIFTS & MORTGAGE FINANCE (0.60)%
Thrifts & Mortgage Finance (0.60)%
• HomeStreet, Inc.	(30,570)	(697,607)
Total Thrifts & Mortgage Finance
(Proceeds: $719,138)		(697,607)
Total Short Sales (Proceeds: $23,099,903)		(25,185,031)

12	BURNHAM FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2015 (Unaudited)

	Number of
	Contracts	Value
Call Option Written (0.05)%
(percentage of net assets)

DIVERSIFIED FINANCIALS (0.05)%
Other Diversified Financial Services (0.05)%
Bank of America Corp., Calls
@ 17 due Aug 2015	(1,000)	$(62,000)
Total Diversified Financials
(Premiums received: $78,960)		(62,000)
Total Call Option Written
(Premiums received: $78,960)		(62,000)

Put Option Written (0.35)%
(percentage of net assets)

DIVERSIFIED FINANCIALS (0.02)%
Investment Banking & Brokerage (0.00)%[c]
Bank of NY Mellon Corp., Puts
@ 35 due Sep 2015	(250)	(2,000)
Life & Health Insurance (0.02)%
Prudential Financial, Inc., Puts
@ 75 due Sep 2015	(300)	(19,800)
Total Diversified Financials
(Premiums received: $117,657)		(21,800)

FINANCIAL SERVICES (0.20)%
Property & Casualty Insurance (0.20)%
Nationstar Mortgage Holdings, Inc.,
Puts
@ 23 due Jul 2015	(375)	(225,000)
		(225,000)
Total Financial Services
(Premiums received: $71,072)		(225,000)
INDUSTRIALS (0.13)%
Trading Companies & Distributors (0.13)%
AerCap Holdings NV, Puts
@ 45 due Oct 2015	(750)	(153,750)
		(153,750)
Total Industrials
(Premiums received: $115,370)		(153,750)
Total Put Option Written
(Premiums received: $304,099)		(400,550)

Federal Income Tax Basis of Investments

The tax cost of investments at June 30, 2015 was $93,424,250.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2015 was $22,310,658 and $(1,775,486), respectively, and net unrealized appreciation was $20,535,172.

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $35,932,618. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

[c]	Rounds to less than 0.005%.

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	13

Statements of Assets and Liabilities As of June 30, 2015 (Unaudited)

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$64,901,176	$75,773,760	$92,830,977
Investments at cost of affiliated securities[10,14]	—	288,427	—
Total investments at cost	64,901,176	76,062,187	92,830,977
Net unrealized appreciation on unaffiliated investments	68,824,491	23,103,866	21,128,445
Total investments at value	133,725,667	99,166,053	113,959,422
Cash	—	—	177,613
Cash on deposit for securities sold short	—	—	25,593,259
Dividends and interest receivable	20,327	69,987	99,191
Receivable for capital stock sold	4,972	665,116	782,234
Receivable for investments sold	—	1,872,881	1,408,939
Prepaid expenses	14,063	23,696	31,571
Total assets	133,765,029	101,797,733	142,052,229

Liabilities:
Payable for dividend declared on short sales	—	—	35,965
Payable for fund shares redeemed	330,642	1,060,663	227,653
Payable for investments purchased	—	2,186,457	307,760
Short sales at value*	—	—	25,185,031
Options written at value**[7,15]	73,880	—	462,550
Payable for auditing and legal fees	889	889	5,673
Payable for administration fees[2]	16,635	11,743	12,948
Payable for investment advisory fees[3]	17,848	32,471	26,727
Payable for distribution fees and service fees[4]	35,600	28,484	33,702
Payable for transfer agent fees	49,532	16,173	8,390
Accrued expenses and other payables	8,768	7,233	—
Total liabilities	533,794	3,344,113	26,306,399
Net assets	$133,231,235	$98,453,620	$115,745,830

Analysis of Net Assets:[8]
By source:
Par value	$333,431	$331,772	$725,980
Capital paid-in	52,752,111	70,944,585	91,543,840
Accumulated undistributed net investment (loss)	(847,922)	(403,317)	(601,079)
Accumulated net realized gain on investments	12,159,066	4,476,714	5,113,263
Net unrealized appreciation on investments, written options and short sales	68,834,549	23,103,866	18,963,826
Net assets	$133,231,235	$98,453,620	$115,745,830

By share class:
Net assets:
Class A	$120,533,320	$83,203,206	$101,671,849
Class C	$12,697,915	$15,250,414	$14,073,981
NAV (par value $0.10 per share)
Class A5	$40.23	$29.96	$16.05
Class C	$37.52	$28.22	$15.18
Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	2,995,857	2,777,383	6,332,743
Class C	338,457	540,333	927,052

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Long/Short Fund $23,099,903.
**	The Payables for options written include premiums received for the following amounts: Burnham Fund $83,938 and Burnham Financial Long/Short Fund $383,059.

14	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six month ended June 30, 2015 (Unaudited)

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$196	$77	$106
Dividends	1,210,095	440,586	558,686
Miscellaneous Income	7,747	—	900
Total income	1,218,038	440,663	559,692

Expenses:
Investment advisory fees[3]	407,387	331,419	414,923
Performance adjustment	—	—	(6,513)
Administration fees[2]	101,847	66,284	69,154
Interest expense on securities sold short	—	—	30,032
Dividend expense on securities sold short	—	—	242,631
Service fees (Class C)[4]	17,476	16,193	14,904
Distribution fees (Class A)[4]	152,269	94,280	120,422
Distribution fees (Class C)[4]	52,426	48,579	44,713
Transfer agent fees	60,657	61,617	50,207
Audit and legal fees	37,905	37,905	42,688
Reports to shareholders	10,365	10,407	9,512
Trustees’ fees and insurance expenses	36,310	36,154	36,155
Custodian fees	9,485	8,981	15,823
Registration fees and expenses	18,144	19,630	23,046
Fund accounting expenses	42,215	30,913	31,222
Miscellaneous expenses	4,589	1,398	5,538
Total expenses before recoupment	951,075	763,760	1,144,457
Net contractual recoupment by adviser[6]	—	80,220	16,314
Net expenses	951,075	843,980	1,160,771
Net investment income (loss)	$266,963	$(403,317)	$(601,079)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	7,871,653	4,298,017	3,729,559
Realized loss from affiliate	—	(3,579)	—
Realized gain on written options	31,477	—	769,028
Realized gain on short sales	—	—	491,052
Net realized gain from securities, written options and short sales transactions	7,903,130	4,294,438	4,989,639

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	917,900	2,711,629	3,534,776
Net unrealized appreciation (depreciation) on written options	10,058	—	(213,019)
Net unrealized depreciation on short sales transactions	—	—	(744,248)
Net unrealized appreciation of investments, written options and short sales transactions	927,958	2,711,629	2,577,509
Net realized and unrealized gain on investments, written options and short sales transactions	8,831,088	7,006,067	7,567,148
Net increase in net assets resulting from operations	$9,098,051	$6,602,750	$6,966,069

See Notes to Financial Statements	OPERATIONS	15

Statements of Changes in Net Assets

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2015	December 31,	2015	December 31,	2015	December 31,
	(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$266,963	$252,075	$(403,317)	$(749,808)	$(601,079)	$(752,104)
Net realized gain from transactions	7,903,130	7,210,271	4,294,438	3,998,008	4,989,639	4,607,680
Unrealized appreciation	927,958	3,592,970	2,711,629	5,646,370	2,577,509	4,662,122
Net increase in net assets resulting from operations	9,098,051	11,055,316	6,602,750	8,894,570	6,966,069	8,517,698

Distributions to shareholders:
From net investment income:
Class A shares	—	(449,325)	—	—	—	—
Total distributions from net investment income	—	(449,325)	—	—	—	—

From realized gains from securities transactions:
Class A shares	—	(6,083,266)	—	(2,004,966)	—	(2,876,447)
Class C shares	—	(806,083)	—	(330,737)	—	(463,893)
Total distributions from realized gains	—	(6,889,349)	—	(2,335,703)	—	(3,340,340)
Total distributions to shareholders	—	(7,338,674)	—	(2,335,703)	—	(3,340,340)
Increase/(decrease) in net assets derived from capital share transactions	(15,498,787)	(27,375,630)	2,944,170	(2,118,717)	27,583,071	(462,123)
Redemption fees[13]	35	325	349	1,765	38,655	1,283
Increase/(decrease) in net assets for the period	(6,400,701)	(23,658,663)	9,547,269	4,441,915	34,587,795	4,716,518

Net assets:
Beginning of period	139,631,936	163,290,599	88,906,351	84,464,436	81,158,035	76,441,517
End of period	$133,231,235	$139,631,936	$98,453,620	$88,906,351	$115,745,830	$81,158,035
Undistributed net investment loss, end of period	$(847,922)	$(1,114,885)	$(403,317)	$—	$(601,079)	$—

16	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2015	December 31,	2015	December 31,	2015	December 31,
	(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$1,117,819	$2,638,781	$9,536,883	$17,583,223	$39,133,103	$22,735,776
Net asset value of shares issued to shareholders in reinvestment of dividends	—	5,898,204	—	1,692,589	—	2,610,373
Cost of shares redeemed	(12,961,881)	(33,222,735)	(8,676,906)	(25,619,011)	(14,131,866)	(27,325,587)
Net increase/(decrease)	$(11,844,062)	$(24,685,750)	$859,977	$(6,343,199)	$25,001,237	$(1,979,438)

Class C
Net proceeds from sale of shares	$208,484	$924,199	$2,721,562	$4,739,103	$3,248,850	$1,930,408
Net asset value of shares issued to shareholders in reinvestment of dividends	—	772,184	—	304,315	—	435,605
Cost of shares redeemed	(3,863,209)	(4,386,263)	(637,369)	(818,936)	(667,016)	(848,698)
Net increase/(decrease)	$(3,654,725)	$(2,689,880)	$2,084,193	$4,224,482	$2,581,834	$1,517,315
Net increase/(decrease) in net assets derived from capital shares transactions	$(15,498,787)	$(27,375,630)	$2,944,170	$(2,118,717)	$27,583,071	$(462,123)

Share Transactions
Class A
Shares sold	28,203	70,705	337,159	662,127	2,544,818	1,568,613
Shares issued for reinvestments	—	157,243	—	61,549	—	176,735
Shares redeemed	(332,304)	(885,682)	(312,034)	(967,126)	(939,875)	(1,904,660)
Net increase/(decrease)	(304,101)	(657,734)	25,125	(243,450)	1,604,943	(159,312)

Class C
Shares sold	5,680	26,233	102,649	187,272	223,754	139,260
Shares issued for reinvestments	—	21,994	—	11,700	—	31,048
Shares redeemed	(104,831)	(124,560)	(24,342)	(32,088)	(45,959)	(61,611)
Net increase/(decrease)	(99,151)	(76,333)	78,307	166,884	177,795	108,697

See Notes to Financial Statements	CHANGES IN NET ASSETS	17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
							Distributions
			Net realized				from capital
	Net asset	Net	and unrealized		Dividends		gains (from
	value,	investment	gain (loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options[7]	operations	income	of capital	transactions)	distributions
Burnham Fund
CLASS A SHARES[d]
6/30/2015
(unaudited)	$37.64	$0.09	$2.50	$2.59	$—	$—	$—	$—
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)

CLASS C SHARES
6/30/2015
(unaudited)	$35.23	$(0.05)	$2.34	$2.29	$—	$—	$—	$—
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)

Burnham Financial Services Fund
CLASS A SHARES[g]
6/30/2015
(unaudited)	$27.88	$(0.11)	$2.19	$2.08	$—	$—	$—	$—
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)

CLASS C SHARES
6/30/2015
(unaudited)	$26.36	$(0.20)	$2.06	$1.86	$—	$—	$—	$—
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)

Burnham Financial Long/Short Fund
CLASS A SHARES
6/30/2015
(unaudited)	$14.92	$(0.09)	$1.21	$1.12	$—	$—	$—	$—
12/31/2014	13.90	(0.14)	1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00)[b]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)

CLASS C SHARES
6/30/2015
(unaudited)	$14.17	$(0.14)	$1.15	$1.01	$—	$—	$—	$—
12/31/2014	13.32	(0.23)	1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Not Annualized.
d	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
e	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
f	Annualized.
g	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.

18	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
								Ratio of total
						Ratio of total		expenses
		Net asset			Net assets,	expenses after		before		Ratio of net	Portfolio
Redemption		value,	Total		end of period	reimbursement/		reimbursement/		investment	turnover
fees[a]		end of period	return %		(in $000’s)	recovery[6]		recovery[6]		income (loss)	rate %

$0.00	[b]	$40.23	6.88	[e]	$120,533	1.32	[f]	1.32	[f]	0.47 [f]	12	[c]
0.00	[b]	37.64	8.04		124,215	1.36		1.36		0.25	24
0.00	[b]	36.76	24.28		145,480	1.33		1.33		0.53	45
0.00	[b]	31.65	12.61		145,034	1.38		1.43		0.91	82
0.00	[b]	29.00	5.40		90,790	1.40		1.40		0.35	89
0.00	[b]	28.70	22.45		80,940	1.51		1.44		0.22	58

$0.00	[b]	$37.52	6.50	[e]	$12,698	2.07	[f]	2.07	[f]	(0.28)[f]	12	[c]
0.00	[b]	35.23	7.25		15,417	2.11		2.11		(0.50)	24
0.00	[b]	34.65	23.32		17,810	2.08		2.08		(0.22)	45
0.00	[b]	30.16	11.77		13,542	2.13		2.18		0.16	82
0.00	[b]	27.84	4.64		1,618	2.14		2.14		(0.35)	89
0.00	[b]	27.80	21.60		459	2.26		2.19		(0.62)	58

$0.00	[b]	$29.96	7.46	[e]	$83,203	1.80	[f]	1.62	[f]	(0.80)[f]	37	[c]
0.00	[b]	27.88	11.11		76,726	1.80		1.64		(0.79)	106
0.00	[b]	25.77	35.42		77,206	1.80		1.81		(0.56)	126
0.00	[b]	19.03	23.41		46,157	1.70		2.24		(0.35)	168
0.00	[b]	15.42	(10.34)		37,801	1.80		1.90		(0.39)	129
0.00	[b]	17.21	2.07		44,248	1.80		1.73		0.05	137

$0.00	[b]	$28.22	7.06	[e]	$15,250	2.55	[f]	2.37	[f]	(1.55)[f]	37	[c]
0.00	[b]	26.36	10.26		12,180	2.55		2.39		(1.54)	106
0.00	[b]	24.59	34.37		7,258	2.55		2.56		(1.31)	126
0.00	[b]	18.30	22.49		3,895	2.43		2.99		(1.08)	168
0.00	[b]	14.94	(11.02)		2,199	2.55		2.63		(1.15)	129
0.00	[b]	16.79	1.30		3,468	2.56		2.48		(0.62)	137

$0.01		$16.05	7.57	[e]	$101,672	2.43	[f,h]	2.39	[f,i]	(1.21)[f,j]	42	[c]
0.00	[b]	14.92	12.08		70,544	2.30	[h]	2.35	[i]	(0.95)[j]	131
0.00	[b]	13.90	23.52		67,912	2.27	[h]	2.41	[i]	(0.02)[j]	172
0.00	[b]	11.40	25.38		50,459	2.18	[h]	2.69	[i]	(0.61)[j]	204
0.00	[b]	9.39	(15.26)		54,851	2.63	[h]	2.75	[i]	(1.08)[j]	148
0.00	[b]	11.92	2.41		101,610	2.38	[h]	2.30	[i]	0.06 [j]	159

$0.00	[b]	$15.18	7.13	[e]	$14,074	3.13	[f,k]	3.09	[f,l]	(1.91)[f,m]	42	[c]
0.00	[b]	14.17	11.33		10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131
0.00	[b]	13.32	22.62		8,529	2.97	[k]	3.11	[l]	(0.72)[m]	172
0.00	[b]	11.01	24.54		7,140	2.86	[k]	3.39	[l]	(1.29)[m]	204
0.00	[b]	9.14	(15.85)		6,504	3.33	[k]	3.46	[l]	(1.77)[m]	148
0.00	[b]	11.67	1.69		11,160	3.08	[k]	3.00	[l]	(0.68)[m]	159

h	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.84%, 1.80%, 1.75%, 1.59%, 1.74% and 1.99%, for 06/30/2015, through 12/31/2010, respectively.
i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.80%, 1.85%, 1.89%, 2.10%, 1.95% and 2.11%, for 06/30/2015, through 12/31/2010, respectively.
j	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.62%), (0.45%), 0.51%, (0.02)%, (0.27)% and (0.44)%, for 06/30/2015, through 12/31/2010, respectively.
k	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.54%, 2.50%, 2.45%, 2.27%, 2.44% and 2.69%%, for 06/30/2015, through 12/31/2010, respectively
l	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.50%, 2.55%, 2.59%, 2.80%, 2.65% and 2.82%, for 06/30/2015, through 12/31/2010, respectively.
m	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (1.32%), (1.15%), (0.19)%, (0.70)%, (0.94)% and (0.72)%, for 06/30/2015, through 12/31/2010, respectively.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

Organization

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share the adviser’s fundamental philosophy of prudent investment and risk management.

Burnham Investors Trust is registered under the Investment Company Act of 1940 as a diversified, open-ended management company. The Burnham Fund seeks capital appreciation, mainly long term. The Burnham Financial Services Fund and Burnham Financial Long/Short Fund seeks capital appreciation.

1.  Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance or the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (‘‘Management’’ or the ‘‘Adviser’’) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the period ended June 30, 2015, the Burnham Financial Long/Short Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, US government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period ended June 30, 2015, only the Burnham Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and

20	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the funds understanding of the applicable country’s tax rules and rates.

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of June 30, 2015 no securities were out on loan.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s Management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2.  Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3.  Adviser Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The performance adjustment for Burnham Financial Long/Short was ($6,513) which resulted in a net adviser fee for $408,410.

4.  Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the “1940 Act”), to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Long/Short Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Long/Short Fund	0.25%

For the period ended June 30, 2015, the Distributor also received fees from shareholder transactions and portfolio trades:

Class A
Sales
	Commission/	Class A	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
Burnham Fund	$ 1,564	$ —	$ 134	$ 13,890
Burnham Financial Services Fund	$ 3,947	$ —	$ 1,865	$ —
Burnham Financial Long/Short Fund	$ 4,715	$ —	$ 1,163	$ 400

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

5.  Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $42.35, $31.54 and $16.89 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6.  Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Long/Short Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2016 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the period ended June 30, 2015, the dividend expense and interest expense for securities sold short was $242,631 and $30,032, respectively, for Burnham Financial Long/Short Fund For the period ended June 30, 2015, there were no extraordinary expenses allocated to the funds

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations in effect at the times the fees were waived or reimbursed. In accordance with the Agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees of Burnham Investors Trust. The Agreement is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf the fund, and the adviser (the “Advisory Agreement”) is terminated, or the Agreement is otherwise terminated with consent of the fund. The Agreement may only be terminated during its term with approval of the Board.

For the period ended June 30, 2015, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to
		Recoupment until 12/31:
	Recoupment	2015	2016	2017
Burnham Financial Services Fund	$ 80,220	$ 103,141	$ 8,087	$ —
Burnham Financial Long/Short Fund	$ 16,314	$ 207,055	$ 93,705	$ 38,330

7.  Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2015, were as follows:

	Purchases	Sales
Burnham Fund	$15,387,969	$(28,577,031)
Burnham Financial Services Fund	$35,828,189	$(32,728,131)
Burnham Financial Long/Short Fund	$62,345,154	$(37,780,522)

Written option activity for the funds was as follows:

Burnham Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2014	—	$—
Call Option Written	40	129,876
Call Option Closed	(20)	(45,938)
Call Option Outstanding at June 30, 2015	20	$83,938

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Burnham Financial Long/Short Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2014	500	$74,253
Put Option Outstanding at December 31, 2014	1,250	284,475
Call Option Written	2,000	227,668
Put Option Written	12,350	1,851,421
Call Option Expired	(500)	(74,253)
Put Option Expired	(500)	(44,040)
Call Option Closed	(1,000)	(148,708)
Put Option Closed	(10,800)	(1,691,347)
Call Option Exercised	—	—
Put Option Exercised	(625)	(96,410)
Call Option Outstanding at June 30, 2015	1,000	$78,960
Put Option Outstanding at June 30, 2015	1,675	$304,099

8.  Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011–2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2014 are as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2014	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$678,746	$872,121	$2,088,417
Long-Term Capital Gain	6,659,928	1,463,582	1,251,923
Collectible Gain	—	—	—
	$7,338,674	$2,335,703	$3,340,340

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2013	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$1,202,887	$—	$975,644
Long-Term Capital Gain	8,666,685	—	—
Collectible Gain	726,103	—	—
	$10,595,675	$—	$975,644

As of December 31, 2014, the components of distributable earning on a tax basis were as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$568,549	$319,681
Undistributed Long-Term Capital Gains	2,318,993	310,320	393,216
Accumulated Capital and other Losses	(1,228,689)	—	—
Unrealized Appreciation on Investments	69,957,338	19,695,644	17,004,396
Unrealized Appreciation (Depreciation) on short securities and options written	—	—	(1,207,352)
Total Accumulated Earnings	$71,047,642	$20,574,513	$16,509,941

Under the Regulated Investment Company Modernization Act of 2010 (the”Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

At December 31, 2014 the Burnham Fund, Financial Services Fund, and Financial Long/Short Fund have no capital loss carryforwards.

During the fiscal year ended December 31, 2014, the Financial Services Fund utilized $496,436 of capital loss.

At December 31, 2014, Burnham Fund had Deferred Post-October losses of $113,804.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2014, the permanent book and tax basis differences were as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/ (Loss)	$(461,077)	$749,808	$752,104
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$793,621	$(746,533)	$(752,104)
Increase/(Decrease) to Paid-In Capital	$(332,544)	$(3,275)	$—

9.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended June 30, 2015, Burnham Financial Services Fund owned shares of the following affiliated security. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

			Proceeds	Realized
	Value at	Cost of	from	Gain/	Value at	Dividend
Affiliate	12/31/14	Purchases	Sales	(Loss)	6/30/15	Income
Peregrine Holdings LLC	$292,006	$—	$—	$(3,579)	$288,427	$—

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2015, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

	Description,
	Date of
	Purchase,
Fund	% of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.29%	275,000	$288,427	$288,427

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2015	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$24,783,850	$—	$—	$24,783,850
Consumer Staples	11,149,800	—	—	11,149,800
Energy	15,181,950	—	—	15,181,950
Financial Services	14,365,700	—	—	14,365,700
Health Care	23,090,920	—	—	23,090,920
Industrials	2,715,700	—	—	2,715,700
Information Technology	36,753,016	—	—	36,753,016
Telecommunications Services	2,330,500	—	—	2,330,500
Short-Term Instruments:	—	3,354,231	—	3,354,231
Total	$130,371,436	$3,354,231	$—	$133,725,667
Liabilities
Written Options	(73,880)	—	—	(73,880)
Total	$(73,880)	$—	$—	$(73,880)

Burnham Financial Services Fund
Assets
Common Stock:
Banks	$76,018,918	$—	$—	$76,018,918
Diversified Financials	7,494,030	—	288,427	7,782,457
Industrials	2,849,512	—	—	2,849,512
Thrifts & Mortgage Finance	9,691,417	—	—	9,691,417

Warrants:
Banks	2,240,000	—	—	2,240,000
Short-Term Instruments:	—	583,749	—	583,749
Total	$98,293,877	$583,749	$288,427	$99,166,053

Burnham Financial Long/Short Fund
Assets
Common Stock:
Banks	$79,349,295	$—	$—	$79,349,295
Diversified Financials	14,962,721	—	—	14,962,721
Financial Services	2,799,500	—	—	2,799,500
Industrials	2,289,500	—	—	2,289,500
Thrifts & Mortgage Finance	8,832,069	—	—	8,832,069

Warrants:
Banks	2,240,000	—	—	2,240,000
Options-Long	626,250	—	—	626,250
Short-Term Instruments	—	2,860,087	—	2,860,087
Total	$111,099,335	$2,860,087	$—	$113,959,422
Liabilities
Short Sales	(25,185,031)	—	—	(25,185,031)
Written Options	(462,550)	—	—	(462,550)
Total	$(25,647,581)	$—	$—	$(25,647,581)

During the period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2015:

Burnham Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2015	$292,006
Sale	—
Realized (loss)	(3,597)
Change in Unrealized Appreciation	—
Balance, June 30, 2015	$288,427

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of June 30, 2015 are as follows:

Burnham	Fair Value
Financial	at	Valuation	Unobservable
Services Fund	06/30/2015	Technique(s)	Input	Range
Common Stocks	$288,427	Capital Value	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01(“ASU 2013-1”) Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Value of Derivative Instruments

As of June 30, 2015

Liability Derivatives

	Derivatives	Statements
	not accounted for as	of Assets &
	hedging instruments	Liabilities
Fund	under ASC 815	Location	Fair Value
Burnham Financial Long/Short Fund	Equity Contracts	Options written, at value	$462,550
Burnham Financial Long/Short Fund	Equity Contracts	Put Options purchased, at value	626,250

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended June 30, 2015

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
Burnham Fund	Equity Contracts	Realized gain on written options	$31,477

		Net unrealized appreciation on written options		$10,058

Burnham Financial Services Fund	Warrants	Net unrealized appreciation on investments		$94,000

Burnham Financial Long/Short Fund	Equity Contracts	Realized gain (loss) on investments	$(378,968)

		Realized gain on written options	$769,028

		Net unrealized appreciation on investments		$226,939

		Net unrealized (depreciation) on written options		$(213,019)

	Warrants	Net unrealized appreciation on investments		$94,000

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

The quarterly average volumes of derivative instruments as of June 30, 2015 are as follows:

	Derivative		Number of	Notional
Fund	Instrument		Contracts	Value
Burnham Fund	Equity Contracts	Call Option Written	(13)	$(28,867)
Burnham Financial Long/Short Fund	Equity Contracts	Put Option Long	13,033	542,483
		Call Option Written	(1,167)	(112,750)
		Put Option Written	(2,442)	(261,425)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2015 to June 30, 2015.

16. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Long/Short Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 to June 30, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses Paid			Expenses Paid
	Beginning	Ending	During	Beginning	Ending	During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	1/1/2015 –	Value	Value	1/1/2015 –	Expense
	1/1/2015	6/30/2015	6/30/2015	1/1/2015	6/30/2015	6/30/2015	Ratio*
Burnham Fund
Class A	$1,000	$1,069	$6.79	$1,000	$1,018	$6.62	1.32%
Class C	1,000	1,065	10.62	1,000	1,015	10.36	2.07%
Burnham Financial Services Fund
Class A	$1,000	$1,075	$9.26	$1,000	$1,016	$9.00	1.80%
Class C	1,000	1,071	13.09	1,000	1,012	12.72	2.55%
Burnham Financial Long/Short Fund
Class A	$1,000	$1,076	$12.49	$1,000	$1,013	$12.11	2.43%
Class C	1,000	1,071	16.06	1,000	1,009	15.58	3.13%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

28	OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

OTHER INFORMATION	29

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

The 1940 Act requires that the continuance of the Funds’ Investment Advisory Agreement with Burnham Asset Management Corp. (“Burnham”) and the Sub-Advisory Agreements with Mendon Capital Advisors Corp. (“Mendon”) on behalf of Burnham Financial Services Fund and Burnham Financial Long/Short Fund (the “Sector Funds” and, together with the Burnham Fund, the “Funds”) (collectively, the Agreements”) be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), voting separately. At least 75% of the trustees of the Trust (the “Trustees”) are Independent Trustees. The continuance of each Agreement was most recently considered and approved for a period through June 30, 2016 at a meeting of the Board of Trustees called for that purpose and held on June 9, 2015. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements.

The Board held a meeting May 27, 2015 to specifically address the continuance of the Agreements. The Board also considers matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from Burnham on the performance of the Funds. During each meeting at which the Independent Trustees considered the Agreements, they met in executive session independently from the interested Trustee of the Trust and officers of Burnham, Mendon, and their affiliates with their independent legal counsel.

In evaluating the Agreements, the Board, including the Independent Trustees, reviewed and considered materials furnished by Burnham and Mendon, relating to Burnham’s and Mendon’s investment and management services under the Agreements in response to written requests from the Independent Trustees and their independent legal counsel, including without limitation information regarding Burnham, Mendon, their affiliates and personnel, operations and financial condition. Trustees discussed with representatives of Burnham and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of Burnham and Mendon to provide advisory services to the Funds and, in the case of Burnham, to supervise Mendon in its provision of sub-advisory services to the Sector Funds.

Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding: (i) the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods; (ii) each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; (iv) the fees paid to Mendon by Burnham; and (v) information on the profitability to Burnham, as well as potential “fall-out” or ancillary benefits that Burnham and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as:

•	Burnham’s financial condition;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and Mendon) providing services to the Funds and the historical quality of the services provided by Burnham and Mendon;

•	the allocation of the Funds’ brokerage, and the use of “soft” commission dollars to pay for research products and services;

•	best execution of the portfolio trades of the Burnham Fund; and

•	the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies.

In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board, including the Independent Trustees, to approve the continuance of the Agreements are discussed below:

1. Nature, Extent, and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of Mendon for the Sector Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board also considered the recent change of control of Burnham and questions related to the adequacy of resources and financial stability of Burnham.

30	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

With regard to Mendon, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Sector Funds. The Board considered Mendon’s relationship with RMB Capital Management, LLC (“RMB”), and the provision of certain services to be provided by RMB. In this connection, the Board met with officers of RMB and its chief compliance officer.

The Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by Burnham, its affiliates, and Mendon, respectively, to the Funds under the Agreements, were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by Burnham and Mendon, as applicable.

2. Investment Performance of the Funds. The Board, including the Independent Trustees, considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Board recognized, based upon presentations from the Adviser relating to investment performance and fund strategy, that Burnham Fund’s investments are not selected with a conscious growth or value bias in mind, and took note that the Burnham Fund’s style categorization had changed over time. Rather, the Trustees understood the risk-averse style employed by the Adviser and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Lipper materials. They recognized that the Burnham Fund had underperformed in the recent period, but had improved its performance more recently and was now ranked in the third quintile for the one-year period; in the fifth quintile for the three-year period; and in the second quintile for the five- and ten-year periods ended December 31, 2014, in relation to its Lipper Peer Group. The Board also considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the Burnham Fund, and the relatively concentrated positions held in the Burnham Fund. The Board noted that while relative performance had lagged over various periods, actual performance was positive overall. The Board, including the Independent Trustees, concluded that, although past performance is not necessarily indicative of future results, the overall long-term performance record of the Burnham Fund was satisfactory when viewed in the context of its historic investment style, was consistent with the Fund’s investment approach consistently communicated to investors, and was an important factor in the evaluation of the quality of services provided by the Adviser under the Advisory Agreement for the Burnham Fund. The Independent Trustees determined to closely monitor performance.

The Board, including the Independent Trustees, also considered the investment performance of the Sector Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the lingering impact of the financial crisis on financial services companies. The Trustees noted the strong recent relative results of the Burnham Financial Long/Short Fund, which ranked in the first quintile for the one- and three-year periods ended December 31, 2014 against its Lipper Peer Group, although it ranked in the fourth quintile for the five-year period. The Trustees noted that the Burnham Financial Services Fund had also enjoyed strong performance and ranked in the second quintile for the one- and five-year periods and in the first quintile for the three- and ten- year periods ended December 31, 2014 against its Lipper Peer Group. The Trustees recognized the Funds had faced performance challenges in the past, but had demonstrated improved performance in the recent period.

3. Costs of Services and Profits Realized by Burnham.

(a) Costs of Services to Funds: Fees and Expenses. The Board, including the Independent Trustees, considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and Mendon to other accounts (if any) with similar investment mandates. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect. The Board noted that the contractual management fees for all of the Funds were slightly below the median within their respective Lipper categories. The Board considered that the relative expense ratios for the Funds were primarily related to the small sizes of the Funds and of the fund complex as a whole. The Board, including the Independent Trustees, concluded that, for each Fund, the advisory fee was acceptable based upon the qualifications, experience, reputation and performance of Burnham and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

OTHER INFORMATION	31

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

(b) Profitability and Costs of Services to Burnham. The Board, including the Independent Trustees, considered Burnham’s discussion concerning its profitability and costs attributable to the Funds as part of the Burnham Fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Lipper. The Board also considered whether the amount of Burnham’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Board also was aware of the impact of lower aggregate Fund assets on Burnham’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Board reviewed financial statements showing the current financial position of Burnham and received assurances that the recent change of control would result in a firmer financial footing for Burnham. The Board, including the Independent Trustees, concluded that Burnham’s profitability (if any) for each Fund was not excessive, particularly in light of the quality of the services being provided to the Funds. The Board did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4. Extent of Economies of Scale as the Funds Grow. The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Board, including the Independent Trustees, did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale. The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board, including the Independent Trustees, recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years and took note of recent hires and improvements in facilities and technology in connection with the change of control.

6. Other Relevant Considerations.

(a) Personnel and Methods. The Board, including the Independent Trustees, considered the size, education and experience of the staff of Burnham and Mendon, including succession planning and certain personnel changes at Burnham connected to provision of administrative and compliance services and the relationship of Mendon with RMB. The Board also considered the favorable history, reputation, qualifications and background of Burnham and Mendon, as well as the qualifications of their personnel, and concluded that each of Burnham and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Board, including the Independent Trustees, also considered the character and amount of other direct and incidental benefits received by Burnham, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board, including the Independent Trustees, concluded that potential “fall-out” benefits that Burnham, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board, including the Independent Trustees, that shareholders of the Funds had received satisfactory performance at reasonable fees. As a part of its decision-making process, the Board, including the Independent Trustees, noted that Burnham and Mendon have long- standing relationships with the Funds they advise or sub-advise, as applicable, and the Board, including the Independent Trustees, believed that a long-term relationship with capable, conscientious advisers can be in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, considered, generally, that shareholders invested in the Funds knowing that Burnham or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules. As such, the Board, including the Independent Trustees, considered, in particular, whether Burnham and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

After full consideration of the above factors, as well as other factors that the Board, including the Independent Trustees, considered instructive in evaluating the Agreements, the Board, including the Independent Trustees, unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 9, 2015, approved continuance of the Agreements through June 30, 2016.

32	OTHER INFORMATION

Privacy Policy

FACTS	WHAT DOES THE BURNHAM INVESTORS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number

•         account balances

•         account transactions

•         transaction history

•         wire transfer instructions

•         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons Burnham Investors Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Burnham Investors Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-462-2392 or go to www.burnhamfunds.com

OTHER INFORMATION	33

Privacy Policy (Continued)

What we do
How does Burnham Investors Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Burnham Investors Trust collect my personal information?	We collect your personal information, for example, when you ■ open an account ■ pay us by check ■ give us your contact information ■ show us your driver’s license ■ make a wire transfer
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes - information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include Burnham Asset Management Corp. and Burnham Securities Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Burnham Investors Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Burnham Investors Trust does not jointly market.

34	OTHER INFORMATION

Distributor

Burnham Securities Incorporated

40 West 57th Street, 28th Floor

New York, NY 10019

phone: (800) 874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator	Legal Counsel
Burnham Asset Management Corporation	Drinker Biddle & Reath LLP
40 West 57th Street, 28th Floor	One Logan Square,
New York, NY 10019	Suite 2000
Philadelphia, PA 19103

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian
UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Jon M. Burnham	Chairman
President and Chief Executive Officer	Jon M. Burnham

Pat A. Colletti	Trustees
Chief Financial Officer, Interim Chief Compliance Officer,	Peter Borish
Treasurer and Secretary	William F. Connell
Margaret Eisen
Debra B. Hyman	Robert Sabelhaus
Executive Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to this filing.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)	Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 26, 2015

By (signature and title)*	/s/ Pat A. Colletti
Pat A. Colletti
Chief Financial Officer (Principal Financial Officer)

Date	August 26, 2015